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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                February 21, 2000




                                 MEDSCAPE, INC.
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                         0-26883                  13-3879679
(State of Incorporation             (Commission               (IRS Employer
 or Other Jurisdiction)             File Number)          Identification Number)



               134 West 29th Street, New York, New York  10001-5399
             (Address of Principal Executive Offices)    (Zip Code)



        Registrant's telephone number, including area code (212) 760-3100
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ITEM 5.  OTHER EVENTS

         On February 21, 2000, Medscape, Inc. ("Medscape") entered into an Agreement of Reorganization and Merger (the "Merger Agreement") with MedicaLogic, Inc., an Oregon corporation ("MedicaLogic"), providing for the merger of a newly-formed subsidiary of MedicaLogic with and into Medscape, with Medscape as the surviving corporation and, thus, becoming a wholly-owned subsidiary of MedicaLogic (the "Merger"). Under the terms of the Merger Agreement, each outstanding share of common stock of Medscape will be converted into the right to receive .323 shares of common stock of MedicaLogic (the "Conversion Rate"), and each Medscape option and warrant will be assumed by MedicaLogic at the Conversion Rate.

         Consummation of the Merger is subject to certain conditions, including
(i) approval of the Merger by the stockholders of Medscape, (ii) approval by the stockholders of MedicaLogic of the issuance of MedicaLogic common stock in the Merger and (iii) the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         In connection with the Merger, certain stockholders of Medscape have entered into voting agreements, dated as of February 21, 2000, under which those stockholders agree to vote in favor of adopting the Merger Agreement.

         The foregoing summary is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1. A copy of the joint press release issued by Medscape and MedicaLogic on February 22, 2000 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS


         The following exhibits are filed herewith:

              2.1 Agreement of Reorganization and Merger dated February 21, 2000 among MedicaLogic, Inc., Medscape, Inc. and Moneypenny Merger Corp.*

              99.1 Text of Joint Press Release, dated February 22, 2000, titled "MedicaLogic and Medscape Agree to Merge."


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*Certain exhibits to, and schedules delivered in connection with, the Merger
Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Medscape agrees to supplementally furnish to the Commission a copy of any such exhibit or schedule upon request.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, Medscape has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MEDSCAPE, INC.


                                            By: /s/   PAUL T. SHEILS
                                               --------------------------
                                               Name:  Paul T. Sheils
                                               Title: President and Chief
                                                      Executive Officer


Date: March 2, 2000


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                                  EXHIBIT INDEX


        EXHIBIT NO.  DESCRIPTION
        -----------  -----------

              2.1 Agreement of Reorganization and Merger dated February 21, 2000 among MedicaLogic, Inc., Medscape, Inc. and Moneypenny Merger Corp.

              99.1 Text of Joint Press Release, dated February 22, 2000, titled "MedicaLogic and Medscape Agree to Merge."




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